NovaStar Financial
(NYSE-NFI)

2007 Second Quarter Earnings

Conference Call

August 13, 2007

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections, and assumptions with respect to, among other things, our future operations, business plans and strategies, as well as industry and market conditions, all of which are subject to change at any time without notice. Actual results and operations for any future period may vary materially from those projected herein and from past results. Some important factors that could cause actual results to differ materially from those anticipated include: our ability to manage and operate our business during this difficult period for the subprime industry; our ability to consummate our recently announced transactions, including the rights offering and the transactions contemplated by the Standby Purchase Agreement, on their current terms; our ability to generate and maintain sufficient liquidity on favorable terms; the size, frequency and structure of our securitizations; our ability to originate and sell loans at a profit; impairments on our mortgage assets; increases in prepayment or default rates on our mortgage assets; increases in loan repurchase requests; changes in the types of products we offer; inability of potential borrowers to meet our underwriting guidelines; changes in assumptions regarding estimated loan losses and fair value amounts; our ability to improve and maintain effective internal control over financial reporting and disclosure controls and procedures in the future; finalization of the amount and terms of any severance provided to terminated employees;
finalization of the accounting impact of  our previously announced reduction in workforce; events impacting the subprime mortgage industry in general, including events impacting our competitors and liquidity available to the industry; the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to generate acceptable origination volume while maintaining an acceptable level of overhead; residential property values; our continued status as a REIT and our compliance with laws and regulations applicable to REIT’s; interest rate fluctuations on our assets that differ from our liabilities; our ability to acquire mortgage insurance at favorable prices or at all; the outcome of litigation or regulatory actions pending against us or other legal contingencies; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations; our ability to adapt to and implement technological changes; compliance with new accounting pronouncements; our ability to successfully integrate acquired businesses or assets with our existing business; the impact of general economic conditions; and the risks that are from time to time included in our filings with the SEC, including our Annual
Report on Form 10-K for the year ended December 31, 2006, our quarterly report on Form 10-Q for the quarter ended March 31, 2007, and our quarterly report on Form
10-Q for the quarter ended June 30, 2007. Other factors not presently identified may also cause actual results to differ. Words such as "believe," "expect," "anticipate,"
"promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. This presentation speaks only as of its date and we expressly disclaim any duty to update t he information herein.

Q2 Earnings Review
Greg Metz, CFO

(In thousands, except per share data)					
		Second Quarter			
(Unaudited)		2007		2006	Change
Earnings (GAAP)					
Net (loss) income available to common	$	(54,541)	$	33,072	-265%
EPS available to common (diluted)	$	(5.84)	$	3.97	-247%
Return on average common equity		N/A		27.5%	
Mortgage Banking – Lending & Originations					
Nonconforming loan production	$	773,733	$	2,816,586	-73%
Cost of production[a]		3.20%		1.82%	

**See appendix to this presentation for cost of production - general and administrative expense reconciliation

Key Metrics

(In thousands, except per share data)

(Unaudited)	Second Quarter 2007	2006	Change
Loan Sales and Securitizations			
Nonprime whole loan sales	$ 170,439	$ 434,065	-61%
(Loss) gain on nonprime whole loan sales	(471)	5,997	
Mortgage loans securitized treated as sale	1,400,000	1,711,844	-18%
(Loss) gain on sale (securitization)	(4,981)	18,325	
Mortgage loans securitized treated as financing	-	2,425,370	
Portfolio Management – Asset Performance			
Loans under management	$15,450,030	$15,887,948	-3%
Portfolio net interest (loss) income	(34,990)	52,541	-167%
Portfolio return on average assets	-0.88%	1.36%	
Common Stock Data and Liquidity			
Book value per common share (diluted)	43.00	57.04	-25%
Cash & available liquidity (mil.)	$ 157	$ 190	-17%

Key Metrics

Portfolio Review

Residual Securities

$(23) mil impairment

Trading securities financed with CDO debt

$ (31) mil mark-to-market on assets

$ 23 mil mark-to-market on liabilities

$(8) net change

Trading securities (pre-CDO)

$(9) mil mark-to-market

On-balance sheet securitizations

2006-1 $(14) mil provision

2006-1MTA $(1) mil provision

2007-1 $(58) mil provision

Interest income	$	103,293
Interest expense		63,867
Net interest income before provision for credit losses		39,426
Provision for credit losses		(73,254)
Losses on sales of mortgage assets		(212)
Fair value adjustment		(16,741)
Valuation adjustment on mortgage loans - HFS		-
Premiums for mortgage loan insurance		(4,798)
Fee income		-
Gains (losses) on derivative instruments		6,128
Impairment on mortgage securities - AFS		(22,569)
Other income (expense), net		3,589
General and administrative expenses		(4,511)
(Loss) income from continuing operations before tax		(72,942)
Income tax (benefit) expense		(55,680)
Net income (loss)	$	(17,262)

Mortgage Portfolio
Management

Interest income	$	20,726
Interest expense		24,815
Net interest income before provision for credit losses		(4,089)
Provision for credit losses		-
Losses on sales of mortgage assets		(8,891)
Fair value adjustment		-
Valuation adjustment on mortgage loans - HFS		(4,363)
Premiums for mortgage loan insurance		(343)
Fee income		489
Gains (losses) on derivative instruments		2,268
Impairment on mortgage securities - AFS		-
Other income (expense), net		26
General and administrative expenses		(40,341)
(Loss) income from continuing operations before tax		(55,244)
Income tax (benefit) expense		(16,786)
Net income (loss)	$	(38,458)

Mortgage Lending

Interest income	$	6,460
Interest expense		-
Net interest income before provision for credit losses		6,460
		-
Provision for credit losses		-
Losses on sales of mortgage assets		-
Fair value adjustment		-
Valuation adjustment on mortgage loans - HFS		-
Premiums for mortgage loan insurance		-
Fee income		8,468
Gains (losses) on derivative instruments		-
Impairment on mortgage securities - AFS		-
Other income (expense), net		-
General and administrative expenses		(10,826)
(Loss) income from continuing operations before tax		4,102
Income tax (benefit) expense		1,260
Net income (loss)	$	2,842

Loan Servicing

Convertible Preferred
Initial Investment

On July 16, 2007, MassMutual and Jefferies Capital Partners each paid $24.4 million for 9% Series D-1 convertible preferred stock with a total face value of $52.5 million

Convertible into 1.875 million shares of common at any time, at the option of the holders, with initial conversion price of $28.00

After 3 years may be converted at NovaStar’s option under
specified circumstances

Mandatory conversion in 9 years

Shareholder Rights Offering
and Backstop

Proposed $101.2 million Rights Offering is expected to commence promptly after there is an effective registration statement filed with the SEC with respect to the offering

The Series D-2 Preferred shares will rank pari passu with the Series D-1
Preferred shares

Series D-2 convertible preferred shares initially will be convertible into 3.625 million shares with a $28.00 conversion price

Will be convertible into common at any time at option of the holders

After 3 years may be converted at NovaStar’s option under specified circumstances

At the end of 9 years will mandatorily convert to common

The commencement of the contemplated Rights Offering is subject to certain conditions, principally the effectiveness of a registration statement filed with the
Securities and Exchange Commission (the “SEC”) with respect to the offered shares.

An overview of the process regarding the distribution and exercise of the Rights will be the subject of a separate presentation when the Company proceeds with the Rights Offering, and the details will be the subject of a registration statement.  This presentation is not intended to constitute an offer to sell or any solicitation of an offer to buy any security in the Rights Offering.  The Rights Offering will only be made by means of a prospectus pursuant to an effective registration statement.

Shareholder Rights Offering
and Backstop

Common shareholders and Series D-1 will receive a non-
transferable Right to purchase their pro-rata share of Series D-2 preferred offered in the Rights Offering

Subscribers, other than MassMutual and Jefferies Capital Partners, who exercise their Rights in full may oversubscribe

MassMutual and Jefferies Capital Partners entered into a standby purchase agreement, subject to customary conditions, in which they have agreed to  purchase any of the unsubscribed securities offered to existing NovaStar shareholders in the Rights Offering, up to the total of $101.2 million

Holders are expected to have at least 20 business days to exercise the Rights after commencement of the offering.

Mortgage Banking Review
Lance Anderson, President & COO

Origination Environment

Fewer competitors exist today as many have closed their
doors

Fewer products available to borrowers

Illiquid whole-loan market

Guidelines have tightened and rates are higher for most
originators

Expect lower origination activity in the third quarter

1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
Production (000's)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2005
2006
2007

Production

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
123,247
107,352
117,647
106,130
99,939
96,407
118,596
585,534
278,808
183,726
156,364
155,965
158,013
210,871
January
February
March
April
May
June
July
Wholesale
Correspondent
Retail

Production
Channels

NovaStar Mortgage
Banking Outlook

Secondary markets have uncertainty

Expect third quarter volume substantially below that of the
second quarter

The wholesale channel will be affected more than the retail
channel

Cost to fund a loan will rise with lower volume

Questions

NovaStar Financial Inc.
Reconciliation of GAAP General and Administrative Expenses to Cost of Loan Production
(dollars in thousands, except loan production as a percentage)

The following table is a reconciliation of overhead costs included in our cost of production to general and administrative expenses, presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") and the resulting cost of production. We believe this presentation provides useful information regarding our financial performance because it more accurately reflects the direct costs of loan production and allows us to monitor the performance of our core operations, which is more difficult to do when looking at GAAP financial statements, and provides useful information regarding our financial performance. Management uses this measure for the same purpose. However, this presentation is not intended to be used as a substitute for financial results prepared in accordance with GAAP.

	For the Six Months Ended June 30,		For the Three Months Ended June 30,	
	2007	2006	2007	2006
General and administrative expenses	$ 120,100	$ 98,619	$ 55,678	$ 52,639
Mortgage portfolio management general and administrative expenses	(11,230)	(9,026)	(4,511)	(4,700)
Loan servicing general and administrative expenses	(20,421)	(18,195)	(10,826)	(8,594)
Mortgage lending general and administrative expenses	88,449	71,398	40,341	39,345
Direct origination costs classified as a reduction in gain on sale	14,818	15,260	5,828	7,465
Exit or disposal costs not included in lending overhead expenses	(2,398)	-	(492)	-
Other non-lending overhead expenses	(14,177)	(7,212)	(8,194)	(4,478)
Lending overhead costs	86,692	79,446	37,483	42,332
Premium paid to broker, net of fees collected	(22,315)	46,148	(12,700)	8,956
Total cost of loan production	$ 64,377	$ 125,594	$ 24,783	$ 51,288
Loan production, principal	$ 2,215,408	$ 5,642,818	$ 773,733	$ 2,816,586
Total cost of production, as a percentage	2.91%	2.23%	3.20%	1.82%

(A) We have excluded the exit and disposal costs our lending division incurred from our six months and three months ended June 30, 2007 analysis. Our cost of loan production for the six months and three months ended June 30, 2007 would have been 3.01% and 3.27%, respectively, had we included these costs in this analysis.

Exhibit 1